UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 12, 2003

                          ARC Wireless Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

            000-18122                              87-0454148
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    (Commission File Number)           (IRS Employer Identification Number)


                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2660
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado 80033-2163
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                 (Former address, if changed since last report)

Item 9.   Regulation FD Disclosure
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          In a press release dated April 23, 2003, the Company announced that its Wireless Communications Products Division will supply its Freedom Antenna(R) to RadioShack for sale in RadioShack's company stores. In a press release dated December 18, 2002, the Company announced that it will supply its Freedom Antenna(TM) to RadioShack dealer-franchise stores. The Freedom Antenna(R) is being offered on the WWW.RADIOSHACK.COM website and in RadioShack company and dealer-franchise stores under the RadioShack brand name "Wireless Phone Universal Antenna" (RadioShack part number 17-345).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARC WIRELESS SOLUTIONS, INC.


Date: November 17, 2003                     By:  /s/  Randall P. Marx
                                               --------------------------------
                                                      Randall P. Marx,
                                                      Chief Executive Officer